UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

May 19, 2005
(Date of earliest event reported)

HCC Insurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

DE	001-13790	76-0336636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13403 Northwest Freeway, Houston, Texas	77040
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   713-690-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company issued a press release dated May 19, 2005 announcing a 3-for-2 common stock split to be paid in the form of a stock dividend on July 15, 2005 to holders of record on July 1, 2005. Further, the Company announced the declaration of an increase in its regular quarterly cash dividend in the amount of $0.075 per share (on a post-split basis) to be paid on July 15, 2005 to holders of record on July 1, 2005.

A copy of the press release filed by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference and is also available at HCC's website at www.hcch.com.

The information contained herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated May 19, 2005

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc. (Registrant)
May 19, 2005 (Date)	/s/ CHRISTOPHER L. MARTIN Christopher L. Martin Executive VP & General Counsel

Exhibit Index
99.1	Press release dated May 19, 2005